UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 12, 2005

IPEC HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-30721	87-0621339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Northgate Industrial Park, 185 Northgate Circle New Castle, Pennsylvania 16105 (Address of Principal Executive Office and Zip Code)

Registrant’s telephone number, including area code: (800) 377-4732

NA

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On August 1, 2005, the Board of Directors for the Company approved the formation of a Special Committee to review the option of the Company deregistering its Common Stock with the Securities and Exchange Commission. On August 8, 2005, the Company’s Board of Directors approved the payment of $1,500 plus expenses to each member of the Special Committee for service on such committee. The following directors served as members of the Special Committee: Melvin F. Grata, Terry L. Massaro, and Donald L. Franty.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPEC HOLDINGS INC.
Date: August 12, 2005	By:	/s/ SHAWN C. FABRY
		Name:	Shawn C. Fabry
		Title:	Chief Financial Officer